USF&G Corporation

                  Common Stock, par value
$2.50 per share,   Preferred Stock, par value $50 per share, and
Warrants        to Purchase Common Stock and Preferred Stock

                         __________

                   Underwriting Agreement

                                    __________________, 19__

 To the Representatives of the several Underwriters named in the respective Pricing Agreements hereinafter described.

Dear Sirs:

          From time to time USF&G Corporation, a Maryland corporation (the "Company"), proposes to enter into one or more Pricing Agreements (each a "Pricing Agreement") in the form of Annex I hereto, with such additions and deletions as the parties thereto may determine, and, subject to the terms and conditions stated herein and therein, to issue and sell to the firms named in Schedule I to the applicable Pricing Agreement (such firms constituting the "Underwriters" with respect to such Pricing Agreement and the securities specified therein) certain of its
(i) shares of common stock, par value $2.50 per share (the "Common Stock"), (ii) shares of preferred stock, par value $50 per share (the "Preferred Stock"), (iii) shares of convertible preferred stock, par value $50 per share, convertible into shares of Common Stock (the "Convertible Preferred Stock"), (iv) shares of exchangeable preferred stock, par value $50 per share, exchangeable into debt securities (the "Debt Securities") (the "Exchangeable Preferred Stock" and, together with the Convertible Preferred Stock and the Preferred Stock, the "Offered Preferred Stock"), (v) depositary shares representing shares of Offered Preferred Stock (the "Depositary Shares" and, together with the Offered Preferred Stock, the "Shares"), and
(vi) warrants (the "Warrants") to purchase Common Stock or Offered Preferred Stock (the "Warrant Securities"), in any such case, as specified in Schedule II to such Pricing Agreement. The Common Stock, the Offered Preferred Stock, the Depositary Shares and the Warrants (and, to the extent appropriate, any Debt Securities and Warrant Securities) are collectively referred to herein as the "Securities". With respect to any Pricing Agreement, those Securities which the Underwriters are committed to purchase are referred to, as appropriate, the "Firm Common Stock", the "Firm Offered Preferred Stock", the "Firm Depositary Shares" and the "Firm Warrants", respectively, and collectively, the "Firm Securities". If specified in the Pricing Agreement, the Company may grant to the Underwriters the right to purchase at their election an additional number of Securities, specified in such Pricing Agreement as provided in Section 3 hereof (the "Optional Common Stock", the "Optional Offered Preferred Stock", the "Optional Depositary Shares" and the "Optional Warrants", respectively, and collectively, the "Optional Securities"). The Firm Common Stock and any Optional Common Stock are collectively referred to as the "Designated Common Stock". The Firm Offered Preferred Stock and any Optional Offered Preferred Stock are collectively referred to as the "Designated Offered Preferred Stock." The Firm Depositary Shares and any Optional Depositary Shares are collectively referred to as the "Designated Depositary Shares." The Firm Warrants and the Optional Warrants are collectively referred to as the "Designated Warrants". The Designated Common Stock, the Designated Offered Preferred Stock, the Designated Depositary Shares and the Designated Warrants are collectively referred to as the "Designated Securities." If the Prospectus (as defined in Section 2(a)) and Pricing Agreement so provide, the Offered Preferred Stock will be deposited by the Company against delivery of receipts (the "Depositary Receipts") to be issued by the depositary (the "Depositary") named in the deposit agreement, (the "Deposit Agreement"), between the Company, the Depositary and the holders from time to time of the Depositary Receipts issued thereunder and evidencing Designated Depositary Shares. Each Designated Depositary Share will represent the number of or fraction of the number of deposited shares of Offered Preferred Stock specified in the applicable Prospectus and in Schedule II to such Pricing Agreement.

          The terms and rights of any particular issuance of Designated Securities shall be as specified in the Pricing Agreement relating thereto and in or pursuant to the resolution or resolutions of the board of directors of the Company identified in such Pricing Agreement and, with respect to Designated Warrants, in or pursuant to the warrant agreement (the "Warrant Agreement") identified in such Pricing Agreement.

          1. Particular sales of Designated Securities may be made from time to time to the Underwriters of such Securities, for whom the firms designated as representatives of the Underwriters of such Securities in the Pricing Agreement relating thereto will act as representatives (the "Representatives"). The term "Representatives" also refers to a single firm acting as sole representative of the Underwriters and to Underwriters who act without any firm being designated as their representative. This Underwriting Agreement shall not be construed as an obligation of the Company to sell any of the Securities or as an obligation of any of the Underwriters to purchase any of the Securities. The obligation of the Company to issue and sell any of the Securities and the obligation of any of the Underwriters to purchase any of the Securities shall be evidenced by the Pricing Agreement with respect to the Designated Securities specified therein. Each Pricing Agreement shall specify the aggregate number of Firm Securities, the maximum number of Optional Securities, if any, the initial public offering price of such Firm and Optional Securities or the manner of determining such price, the purchase price to the Underwriters of such Designated Securities, the names of the Underwriters of such Designated Securities, the names of the Representatives of such Underwriters, the number of such Designated Securities to be purchased by each Underwriter and the commission, if any, payable to the Underwriters with respect thereto and shall set forth the date, time and manner of delivery of such Firm and Optional Securities, if any, and payment therefor. The Pricing Agreement shall also specify (to the extent not set forth in the Warrant Agreement or Deposit Agreement and the registration statement and prospectus with respect thereto) the terms of such Designated Securities. A Pricing Agreement shall be in the form of an executed writing (which may be in counterparts), and may be evidenced by an exchange of telegraphic communications or any other rapid transmission device designed to produce a written record of communications transmitted. The obligations of the Underwriters under this Agreement and each Pricing Agreement shall be several and not joint.

          2. The Company represents and warrants to, and agrees with, each of the Underwriters that:

          (a) A registration statement in respect of the Securities, the shares of Common Stock issuable upon conversion of any Convertible Preferred Stock, the Debt Securities issuable upon exchange of any Exchangeable
Preferred Stock and the Warrant Securities issuable     upon
exercise of any Warrants has been filed with the     Securities
and Exchange Commission (the "Commission");     such
registration statement and any post-effective     amendment
thereto, each in the form heretofore     delivered or to be
delivered to the Representatives     and, excluding exhibits to
such registration statement,     but including all documents
incorporated by reference     in the prospectus contained
therein, to the     Representatives for each of the other
Underwriters have     been declared effective by the Commission
in such form;     no other document with respect to such
registration     statement or document incorporated by reference
therein     has heretofore been filed or transmitted for filing
  with the Commission; and no stop order suspending the
effectiveness of such registration statement has been     issued
and no proceeding for that purpose has been     initiated or, to
the best of the Company's knowledge,     threatened by the
Commission (any preliminary     prospectus included in such
registration statement or     filed with the Commission pursuant
to Rule 424(a) of     the rules and regulations of the
Commission under the     Securities Act of 1933, as amended (the
"Act"), being     hereinafter called a "Preliminary Prospectus";
the     various parts of such registration statement, including
  all exhibits thereto and the documents incorporated by
reference in the prospectus contained in the     registration
statement at the time such part of the     registration
statement became effective, each as     amended at the time such
part of the registration     statement became effective, being
hereinafter called     the "Registration Statement"; the
prospectus relating     to the Securities, in the form in which
it has most     recently been filed, or transmitted for filing,
with     the Commission on or prior to the date of this
Agreement, being hereinafter called the "Prospectus";     any
reference herein to any Preliminary Prospectus or     the
Prospectus shall be deemed to refer to and include     the
documents incorporated by reference therein     pursuant to the
applicable form under the Act, as of     the date of such
Preliminary Prospectus or Prospectus,     as the case may be;
any reference to any amendment or     supplement to any
Preliminary Prospectus or Prospectus     shall be deemed to
refer to and include any documents     filed after the date of
such Preliminary Prospectus or     Prospectus, as the case may
be, under the Securities     Exchange Act of 1934, as amended
(the "Exchange Act"),     and incorporated by reference in such
Preliminary     Prospectus or Prospectus, as the case may be;
any     reference to any amendment to the Registration
Statement shall be deemed to refer to and include any     annual
report of the Company filed pursuant to Section     13(a) or
15(d) of the Exchange Act after the effective     date of the
Registration Statement that is incorporated     by reference in
the Registration Statement; any     reference to the Prospectus
as amended or supplemented     shall be deemed to refer to the
Prospectus as amended     or supplemented in relation to the
applicable     Designated Securities in the form in which it is
filed     with the Commission pursuant to Rule 424(b) under the
  Act in accordance with Section 5(a) hereof, including     any
documents incorporated by reference therein as of     the date
of such filing); and any reference to the     Preliminary
Prospectus, Prospectus or Registration     Statement shall be
deemed to mean such document after     excluding any statement
in any such document which does     not constitute a part
thereof pursuant to Rule 412 of     Regulation C under the Act
and after substituting     therefor any statement modifying or
superseding such     excluded statement;

          (b)  The documents incorporated by reference     in
the Prospectus, when they became effective or were     filed
with the Commission, as the case may be,     conformed in all
material respects to the requirements     of the Act or the
Exchange Act, as applicable, and the     rules and regulations
of the Commission thereunder, and     none of such documents
contained an untrue statement of     a material fact or omitted
to state a material fact     required to be stated therein or
necessary to make the     statements therein not misleading; and
any further     documents so filed and incorporated by reference
in the     Prospectus or any further amendment or supplement
thereto, when such documents become effective or are     filed
with the Commission, as the case may be, will     conform in all
material respects to the requirements of     the Act or the
Exchange Act, as applicable, and the     rules and regulations
of the Commission thereunder and     will not contain an untrue
statement of a material fact     or omit to state a material
fact required to be stated     therein or necessary to make the
statements therein not     misleading; provided, however, that
this representation     and warranty shall not apply to any
statements or     omissions made in reliance upon and in
conformity with     information furnished in writing to the
Company by an     Underwriter of Designated Securities through
the     Representatives expressly for use in the Prospectus as
 amended or supplemented relating to such Securities;

          (c)  The Registration Statement and the Prospectus
conform, and any further amendments or supplements to     the
Registration Statement or the Prospectus will     conform, in
all material respects to the requirements     of the Act and the
Trust Indenture Act of 1939, as     amended (the "Trust
Indenture Act"), if applicable, and     the rules and
regulations of the Commission thereunder     and do not and will
not, as of the applicable effective     date as to the
Registration Statement and any amendment     thereto and as of
the applicable filing date as to the     Prospectus and any
amendment or supplement thereto,     contain an untrue statement
of a material fact or omit     to state a material fact required
to be stated therein     or necessary to make the statements
therein not     misleading; provided, however, that this
representation     and warranty shall not apply to any
statements or     omissions made in reliance upon and in
conformity with     information furnished in writing to the
Company by an     Underwriter of Designated Securities through
the     Representatives expressly for use in the Prospectus as
 amended or supplemented relating to such Securities;

          (d)  Neither the Company nor any of its
subsidiaries has sustained since the date of the latest
audited financial statements included or incorporated     by
reference in the Prospectus any material loss or
interference with its business from fire, explosion,     flood
or other calamity, whether or not covered by     insurance, or
from any labor dispute or court or     governmental action,
order or decree, otherwise than as     set forth or contemplated
in the Prospectus; and, since     the respective dates as of
which information is given     in the Registration Statement and
the Prospectus, there     has not been (i) any material
addition, or any     development involving a prospective
material addition,     to either the Company's consolidated
reserve for     property/casualty insurance claims and claims
expense     or the consolidated reserve for life insurance
policy     benefits, (ii) any change in the capital stock,
short-term debt or long-term debt of the Company or any     of
its subsidiaries or (iii) any material adverse     change, or
any development involving a prospective     material adverse
change, in or affecting the general     affairs, management,
financial position, shareholders'     equity or results of
operations of the Company and its     subsidiaries (, taken as a
whole), otherwise than as     set forth or contemplated in the
Prospectus;

          (e)  The Company has been duly incorporated and is
validly existing as a corporation in good standing     under the
laws of the jurisdiction of its     incorporation, with power
and authority (corporate and     other) to own its properties
and conduct its business     as described in the Prospectus;
each of United States     Fidelity and Guaranty Company and
Fidelity and Guaranty     Life Insurance Company (each a
"Principal Subsidiary"     and, collectively, the "Principal
Subsidiaries") has     been duly incorporated and is validly
existing as a     corporation in good standing under the laws of
its     jurisdiction of incorporation;

          (f)  The Company has authorized capital stock as
set forth in the Prospectus, and all of the issued     shares of
capital stock of the Company have been duly     and validly
authorized and issued and are fully paid     and non-assessable;

          (g)  The Common Stock has been duly and validly
authorized, and, when the Firm Common Stock is issued     and
delivered pursuant to this Agreement and the     Pricing
Agreement with respect to such Designated     Common Stock and,
in the case of any Optional Common     Stock, pursuant to
Over-allotment Options (as defined     in Section 3 hereof) with
respect to such Common Stock,     such Designated Common Stock
will be duly and validly     issued and fully paid and
non-assessable; the Common     Stock conforms to the description
thereof contained in     the Registration Statement and the
Designated Common     Stock will conform to the description
thereof contained     in the Prospectus as amended or
supplemented with     respect to such Designated Common Stock;
the shares of     Common Stock initially issuable upon
conversion of any     Convertible Preferred Stock, if
applicable, have been     duly and validly authorized and
reserved for issuance     and, when issued and delivered in
accordance with the     provisions of the Convertible Preferred
Stock, will be     duly and validly issued, fully paid and
non-assessable     and will conform to the description of the
Common Stock     contained in the Prospectus as amended or
supplemented     with respect to such Convertible Preferred
Stock; and     all of the issued shares of capital stock of each
   subsidiary of the Company have been duly and validly
authorized and issued, are fully paid and non-     assessable
and (except for directors' qualifying     shares) are owned
directly or indirectly by the     Company, free and clear of all
liens, encumbrances,     equities or claims;

          (h)  The Offered Preferred Stock has been duly
authorized, and, when the Designated Offered Preferred     Stock
is duly executed, countersigned, issued and     delivered
pursuant to this Agreement and the Pricing     Agreement with
respect to such Designated Offered     Preferred Stock, the
Designated Offered Preferred Stock     will be duly and validly
issued and fully paid and non-     assessable; when Depositary
Receipts evidencing any     Firm Depositary Shares are issued
and delivered against     deposit of Firm Offered Preferred
Stock and against     payment for the Firm Depositary Shares
pursuant to this     Agreement, the Pricing Agreement relating
to the     Designated Depositary Shares and the Deposit
Agreement     and, in the case of any Optional Depositary
Shares,     pursuant to any Over-allotment Option (as defined in
   Section 3), the Depositary Receipts will be legally
issued and will entitle the holders thereof to the     rights
specified in the Depositary Receipts and the     Deposit
Agreement; and the Designated Offered Preferred     Stock and
the Designated Depositary Shares will conform     to the
descriptions thereof contained in the Prospectus     as amended
or supplemented with respect to such     Designated Offered
Preferred Stock and Designated     Depositary Shares;

          (i)  In the event that any of the Designated
Securities are Designated Depositary Shares, the     Deposit
Agreement, which will be substantially in the     form filed as
an exhibit to the Registration Statement,     has been duly
authorized by the Company and, at the     Time of Delivery (as
defined in Section 4 hereof) for     such Designated Depositary
Shares, assuming due     authorization, execution and delivery
by the Deposi-     tary, the Deposit Agreement will constitute a
valid and     legally binding instrument, enforceable in
accordance     with its terms, subject, as to enforcement, to
bank-     ruptcy, insolvency, reorganization, and other laws of
  general applicability relating to or affecting     creditors'
rights and to general equity principles, and     the Deposit
Agreement conforms to the description     thereof contained in
the Prospectus as amended or     supplemented with respect to
such Designated Depositary     Shares;

          (j)  In the event any of the Designated Offered
Preferred Stock is Exchangeable Preferred Stock, the     Debt
Securities initially issuable upon exchange of the
Exchangeable Preferred Stock have been duly authorized,     and,
when the Debt Securities are issued and delivered     in
accordance with the provisions of the Exchangeable     Preferred
Stock, such Debt Securities will have been     duly executed,
authenticated, issued and delivered and     will constitute
valid and legally binding obligations     of the Company
entitled to the benefits provided by the     Indenture (as
defined in the Pricing Agreement), which     will be
substantially in the form filed as an exhibit     to the
Registration Statement; the Indenture has been     duly
authorized and duly qualified under the Trust     Indenture Act
and, at the time the Debt Securities are     issued, the
Indenture will constitute a valid and     legally binding
instrument, enforceable in accordance     with its terms,
subject, as to enforcement, to     bankruptcy, insolvency,
reorganization and other laws     of general applicability
relating to or affecting     creditors' rights and to general
equity principles; and     the Indenture conforms, and the Debt
Securities will     conform in all material respects, to the
descriptions     thereof contained in the Prospectus as amended
or     supplemented with respect to such Debt Securities;

          (k)  In the event that any of the Designated
Securities are Designated Warrants, the Warrants have     been
duly authorized and, when Designated Warrants are     issued and
delivered pursuant to this Agreement and the     Pricing
Agreement with respect to such Designated     Warrants and
countersigned by the Warrant Agent as     provided in the
Warrant Agreement, such Designated     Warrants will have been
duly executed, countersigned,     issued and delivered and will
constitute valid and     legally binding obligations of the
Company entitled to     the benefits provided by the Warrant
Agreement under     which they are to be issued, which will be
 substantially in the form filed as an exhibit to the
Registration Statement; the Warrant Agreement has been     duly
authorized and, at the Time of Delivery for such     Designated
Warrants, will constitute a valid and     legally binding
instrument enforceable in accordance     with its terms subject,
as to enforcement, to     bankruptcy, insolvency, reorganization
and other laws     of general applicability relating to or
affecting     creditors' rights and to general equity
principles; and     the Warrant Agreement conforms, and the
Designated     Warrants will conform in all material respects,
to the     descriptions thereof in the Prospectus as amended or
  supplemented with respect to such Designated Warrants;

          (l)  In the event that any of the Designated
Securities are Designated Warrants, the Warrant     Securities
initially issuable upon exercise of the     Designated Warrants
have been duly authorized, and,     when duly executed and
countersigned, if applicable,     and issued and delivered in
accordance with the     provisions of the Warrant Agreement,
will be duly and     validly issued and fully paid and
non-assessable; and     the Warrant Securities will conform to
the description     thereof contained in the Prospectus as
amended or     supplemented with respect to such Warrant
Securities;

          (m)  The issue and sale of the Securities, the
issue of the shares of Common Stock upon conversion of     the
Convertible Preferred Stock, if applicable, the     issue of the
Debt Securities upon exchange of the     Exchangeable Preferred
Stock, if applicable, and the     issue and sale of any Warrant
Securities upon the     exercise of Warrants pursuant to the
Warrant Agreement,     if applicable, and the compliance by the
Company with     all of the provisions of the Securities, this
 Agreement, any Pricing Agreement, the Deposit     Agreement, if
applicable, the Warrant Agreement, if     applicable, and each
Over-allotment Option, if any, and     the consummation of the
transactions herein and therein     contemplated will not
conflict with or result in a     breach or violation of any of
the terms or provisions     of, or constitute a default under,
any indenture,     mortgage, deed of trust, sale/leaseback
agreement, loan     agreement, similar financing agreement or
instrument or     other agreement or instrument to which the
Company or     any of its subsidiaries is a party or by which
the     Company or any of its subsidiaries is bound or to which
  any of the property or assets of the Company or any of     its
subsidiaries is subject, nor will such action     result in any
violation of the provisions of the     Charter or By-laws of the
Company or any statute or any     order, rule or regulation of
any court or governmental     agency or body having jurisdiction
over the Company or     any of its subsidiaries or any of their
properties; and     no consent, approval, authorization, order,
   registration or qualification of or with any such court
or governmental agency or body is required for the     issue and
sale of the Securities or the consummation by     the Company of
the transactions contemplated by this     Agreement or any
Pricing Agreement, the Deposit     Agreement, if applicable, the
Warrant Agreement, if     applicable, or any Over-allotment
Option, except such     as have been, or will have been prior to
each Time of     Delivery (as defined in Section 4 hereof),
obtained     under the Act and such consents, approvals,
authorizations, registrations or qualifications as may     be
required under state securities or Blue Sky laws in connection with the purchase and distribution of the Designated Securities by the Underwriters;

          (n)  Other than as set forth in the Prospectus,
there are no legal or governmental proceedings pending     to
which the Company or any of its subsidiaries is a     party or
of which any property of the Company or any of     its
subsidiaries is the subject which, if determined     adversely
to the Company or any of its subsidiaries,     would
individually or in the aggregate have a material     adverse
effect on the consolidated financial position,     shareholders'
equity or results of operations of the     Company and its
subsidiaries; and, to the best of the     Company's knowledge,
no such proceedings are threatened     or contemplated by
governmental authorities or     threatened by others;

          (o)  The Company and its subsidiaries have good
and marketable title in fee simple to all real property     and
good and marketable title to all personal property     owned by
them, in each case free and clear of all     liens, encumbrances
and defects except such as are     described in the Prospectus
or such as do not     materially affect the value of such
property and do not     interfere with the use made and proposed
to be made of     such property by the Company and its
subsidiaries; and     any real property and buildings held under
lease by the     Company and its subsidiaries are held by them
under     valid, subsisting and enforceable leases with such
exceptions as are not material and do not interfere     with the
use made and proposed to be made of such     property and
buildings by the Company and its     subsidiaries;

          (p)  Ernst & Young, who have certified certain
financial statements of the Company and its     subsidiaries,
are independent public accountants as     required by the Act
and the rules and regulations of     the Commission thereunder;

          (q) Each of the Principal Subsidiaries is duly licensed to conduct an insurance business under the
insurance laws of each jurisdiction in which the     conduct of
its business requires such licensing and of     each
jurisdiction in which the failure to be so     licensed would
have, individually or in the aggregate,     a material adverse
effect on the business operations,     consolidated financial
position, shareholders' equity     or results of operations of
the Company and its     subsidiaries (, taken as a whole); each
of the Company     and the Principal Subsidiaries has all
consents,     approvals, authorizations, orders, registrations
and     qualifications of or with, and is in compliance with,
all statutes, orders, rules and regulations of, all     courts
and governmental agencies and bodies having     jurisdiction
over it and any of its properties, except     where the failure
to have any such consent, approval,     authorization, order,
registration or qualification, or     so to comply, would not,
individually or in the     aggregate with all other such
failures, have a material     adverse effect on the business
operations, consolidated     financial position, shareholders'
equity or results of     operations of the Company and its
subsidiaries (, taken     as a whole); and there is no pending
or, to the     knowledge of the Company, threatened action,
suit,     proceeding or investigation that reasonably could lead
   to the revocation, termination or suspension of, or
render invalid or otherwise ineffective, any such     license,
consent, approval, authorization, order,     registration or
qualification, other than any such     revocation, termination,
suspension, invalidity or     ineffectiveness that would not,
individually or in the     aggregate with all other such
revocations,     terminations, suspensions, invalidity and
ineffectiveness, have a material adverse effect on the
business operations, consolidated financial position,
shareholders' equity or results of operations of the     Company
and its subsidiaries (, taken as a whole);

          (r)  All property-casualty reinsurance treaties
and arrangements to which any of the Company and the
Principal Subsidiaries is the ceding party are in full     force
and effect, with such exceptions as would not     individually
or in the aggregate have a material     adverse effect on the
consolidated financial position,     shareholders' equity or
results of operations of the     Company and its subsidiaries,
and neither the Company     nor any of the Principal
Subsidiaries is in violation     of, or in default in the
performance, observance or     fulfillment of, any obligation,
agreement, covenant or     condition contained therein, except
to the extent that     any such violation or default would not,
individually     or in the aggregate with all such other
violations and     defaults, have a material adverse effect on
the     consolidated financial position, shareholders' equity
or results of operations of the Company and its
subsidiaries; neither the Company nor any of the     Principal
Subsidiaries has received any notice from any     of the other
parties to such treaties, contracts and     arrangements that
such other party intends not to     perform in any material
respect such treaty, contract     or arrangement, and the
Company and the Principal     Subsidiaries have no reason to
believe that any of the     other parties to such treaties,
contracts and     arrangements will be unable to perform in all
material     respects its obligations under such treaties,
contracts     and arrangements;

          (s)  The statutory financial statements of the
Principal Subsidiaries required or permitted to be     prepared
in accordance with the insurance laws, rules     and regulations
of any jurisdiction to which the     Principal Subsidiaries are
subject, and from which     certain ratios and other financial
and statistical data     contained in the Registration Statement
and the     Prospectus have been derived, have, for each
relevant     period, been prepared in conformity in all material
   respects with the requirements of such insurance laws,
rules and regulations and present fairly the     information
purported to be shown;

          (t)  The reserves carried on the books of the
Principal Subsidiaries for payment of all benefits,     losses,
claims and expenses under outstanding insurance     policies and
programs are adequate, under presently     accepted actuarial
principles applied on a consistent     basis, to cover the total
amount of all reasonably     anticipated liabilities under all
issued and outstanding insurance policies and programs under which the Principal Subsidiaries may have any liability; and

          (u)  The Company has complied with all provisions
of Section 517.075 Florida Statutes (Chapter 92-198,     Laws of
Florida).

          3. Upon the execution of the Pricing Agreement applicable to any Designated Securities and authorization by the Representatives of the release of the Firm Securities, the several Underwriters propose to offer the Firm Securities for sale upon the terms and conditions set forth in the Prospectus as amended or supplemented.

          The Company may specify in the Pricing Agreement applicable to any Designated Securities that the Company thereby grants to the Underwriters the right (an "Overallotment Option") to purchase at their election up to the number of Optional Securities set forth in such Pricing Agreement, on the terms set forth in the paragraph above, for the sole purpose of covering over-allotments in the sale of the Firm Securities. Any such election to purchase Optional Securities may be exercised by written notice from the Representatives to the Company, given within a period specified in the Pricing Agreement, setting forth the aggregate number of Optional Securities to be purchased and the date on which such Optional Securities are to be delivered, as determined by the Representatives but in no event earlier than the First Time of Delivery (as defined in Section 4 hereof) or, unless the Representatives and the Company otherwise agree in writing, earlier than or later than the respective number of business days after the date of such notice set forth in such Pricing Agreement.

          The number of Optional Securities to be added to the number of Firm Securities to be purchased by each Underwriter as set forth in Schedule I to the Pricing Agreement applicable to such Securities shall be, in each case, the number of Optional Securities which the Company has been advised by the Representatives have been attributed to such Underwriter, provided that, if the Company has not been so advised, the number of Optional Securities to be so added shall be, in each case, that proportion of Optional Securities which the number of Firm Securities to be purchased by such Underwriter under such Pricing Agreement bears to the aggregate number of Firm Securities (rounded as the Representatives may determine to the nearest 100 shares). The total number of Designated Securities to be purchased by all the Underwriters pursuant to such Pricing Agreement shall be the aggregate number of Firm Securities set forth in Schedule I to such Pricing Agreement plus the aggregate number of the Optional Securities which the Underwriters elect to purchase.

          4. Certificates for the Firm Securities and Optional Securities to be purchased by each Underwriter pursuant to the Pricing Agreement relating thereto, in definitive form and in such authorized denominations and registered in such names as the Representatives may request upon at least forty-eight hours' prior notice to the Company, shall be delivered by or on behalf of the Company to the Representatives for the account of such Underwriter, against payment by such Underwriter or on its behalf of the purchase price therefor by certified or official bank check or checks, payable to the order of the Company in the funds specified in such Pricing Agreement, (i) with respect to the Firm Securities, all at the place and time and date specified in such Pricing Agreement or at such other place and time and date as the Representatives and the Company may agree upon in writing, such time and date being herein called the "First Time of Delivery", and (ii) with respect to the Optional Securities, if any, on the time and date specified by the Representatives in the written notice given by the Representatives of the Underwriters' election to purchase such Optional Securities, or at such other time and date as the Representatives and the Company may agree upon in writing, such time and date, if not the First Time of Delivery, herein called the "Second Time of Delivery". Each such time and date for delivery is herein called a "Time of Delivery".

          If applicable, as compensation to the Underwriters for their commitments to purchase the Designated Securities, the Company at each Time of Delivery will pay to the Representatives, for the accounts of the several Underwriters, an amount per share set forth in the Pricing Agreement relating to the Designated Securities to be sold by the Company thereunder.

          5. The Company agrees with each of the Underwriters of any Designated Securities:

          (a) To prepare the Prospectus as amended and supplemented in relation to the applicable Designated
Securities in a form approved by the Representatives     and to
file such Prospectus pursuant to Rule 424(b)     under the Act
not later than the Commission's close of     business on the
second business day following the     execution and delivery of
the Pricing Agreement     relating to the applicable Designated
Securities or, if     applicable, such earlier time as may be
required by     Rule 424(b); to make no further amendment or any
   supplement to the Registration Statement or Prospectus     as
amended or supplemented after the date of the     Pricing
Agreement relating to such Securities and prior     to any Time
of Delivery for such Securities which shall     be disapproved
by the Representatives for such     Securities promptly after
reasonable notice thereof; to     advise the Representatives
promptly of any such     amendment or supplement after any Time
of Delivery for     such Securities and furnish the
Representatives with     copies thereof; to file promptly all
reports and any     definitive proxy or information statements
required to     be filed by the Company with the Commission
pursuant to     Section 13(a), 13(c), 14 or 15(d) of the
Exchange Act     for so long as the delivery of a prospectus is
required     in connection with the offering or sale of such
Securities, and during such same period to advise the
Representatives, promptly after it receives notice     thereof,
of the time when any amendment to the     Registration Statement
has been filed or becomes     effective or any supplement to the
Prospectus or any     amended Prospectus has been filed with the
Commission,     of the issuance by the Commission of any stop
order or     of any order preventing or suspending the use of
any     prospectus relating to the Securities, of the
suspension of the qualification of such Securities for
offering or sale in any jurisdiction, of the initiation     or
threatening of any proceeding for any such purpose,     or of
any request by the Commission for the amending or
supplementing of the Registration Statement or     Prospectus or
for additional information; and, in the     event of the
issuance of any such stop order or of any     such order
preventing or suspending the use of any     prospectus relating
to the Securities or suspending any     such qualification, to
use promptly its best efforts to     obtain its withdrawal;

          (b)  Promptly from time to time to take such
action as the Representatives may reasonably request to
qualify the Securities, the shares of Common Stock     issuable
upon conversion of the Convertible Preferred     Stock, the Debt
Securities issuable upon exchange of     the Exchangeable
Preferred Stock and the Warrant     Securities issuable upon
exercise of Warrants for     offering and sale under the
securities laws of such     jurisdictions as the Representatives
may request and to     comply with such laws so as to permit the
continuance     of sales and dealings therein in such
jurisdictions for     as long as may be necessary to complete
the     distribution of the Securities, provided that in
connection therewith the Company shall not be required     to
qualify as a foreign corporation or to file a     general
consent to service of process in any     jurisdiction;

          (c)  To furnish the Underwriters with copies of
the Prospectus as amended or supplemented in such     quantities
as the Representatives may from time to time     reasonably
request, and, if the delivery of a     prospectus is required at
any time in connection with     the offering or sale of the
Securities and if at such     time any event shall have occurred
as a result of which     the Prospectus as then amended or
supplemented would     include an untrue statement of a material
fact or omit     to state any material fact necessary in order
to make     the statements therein, in the light of the
circumstances under which they were made when such
Prospectus is delivered, not misleading, or, if for any
other reason it shall be necessary during such same     period
to amend or supplement the Prospectus or to file     under the
Exchange Act any document incorporated by     reference in the
Prospectus in order to comply with the     Act, the Exchange Act
or the Trust Indenture Act, if     applicable, to notify the
Representatives and upon     their request to file such document
and to prepare and     furnish without charge to each
Underwriter and to any     dealer in securities as many copies
as the     Representatives may from time to time reasonably
request of an amended Prospectus or a supplement to the
Prospectus which will correct such statement or     omission or
effect such compliance;

          (d)  To make generally available to its security-
holders as soon as practicable, but in any event not     later
than eighteen months after the effective date of     the
Registration Statement (as defined in Rule 158(c)),     an
earning statement of the Company and its     subsidiaries (which
need not be audited) complying with     Section 11(a) of the Act
and the rules and regulations     of the Commission thereunder
(including at the option     of the Company Rule 158);

          (e)  During the period beginning from the date of
the Pricing Agreement for such Designated Securities     and
continuing to and including  (____) days after the     last Time
of Delivery for such Designated Securities,     not to offer,
sell, contract to sell or otherwise     dispose of any shares of
capital stock or preferred     stock of the Company which are
substantially similar to     such Designated Securities or any
securities     convertible, exercisable or exchangeable for
securities     which are substantially similar to such
Designated     Securities, without the prior written consent of
the     Representatives;

          (f)  During a period of five years from the date
of the first Pricing Agreement, to furnish to the
Underwriters (A) copies of all reports or other
communications (financial or other) generally furnished     to
stockholders, and deliver to the Underwriters (i) as     soon as
they are available, copies of any reports and     financial
statements furnished to or filed with the     Commission or any
national securities exchange on which     the Securities or any
class of securities of the     Company is listed and (ii) the
documents specified in     Section ___ of the Warrant Agreement,
as in effect at     the Time of Delivery; and (B) such
additional     information concerning the business and financial
   condition of the Company as the Representatives may     from
time to time reasonably request (such financial     statements
to be on a consolidated basis to the extent     the accounts of
the Company and its subsidiaries are     consolidated in reports
furnished to its stockholders     generally or to the
Commission);

          (g)  To reserve and keep available at all times,
free of preemptive rights, shares of Common Stock for     the
purpose of enabling the Company to satisfy any     obligations
to issue shares of its Common Stock upon     conversion of the
Convertible Preferred Stock or     exercise of Warrants, as the
case may be; and

          (h) To use its best efforts to list any shares of Common Stock on the New York Stock Exchange.

          6. The Company covenants and agrees with the several Underwriters that the Company will pay or cause to be paid the following: (i) the fees, disbursements and expenses of the Company's counsel and accountants in connection with the registration of the Securities, the Debt Securities and the Warrant Securities under the Act and all other expenses in connection with the preparation, printing and filing of the Registration Statement, any Preliminary Prospectus and the Prospectus and amendments and supplements thereto and the mailing and delivering of copies thereof to the Underwriters and dealers; (ii) the cost of printing or producing any Agreement among Underwriters, this Agreement, any Pricing Agreement, any Deposit Agreement, any Warrant Agreement, any Blue Sky and Legal Investment Memoranda and any other documents in connection with the offering, purchase, sale and delivery of the Securities;
(iii) all expenses in connection with the qualification of the Securities, the Debt Securities and the Warrant Securities for offering and sale under state securities laws as provided in
Section 5(b) hereof, including the fees and disbursements of counsel for the Underwriters in connection with such qualification and in connection with the Blue Sky and legal investment surveys; (iv) any fees charged by securities rating services for rating the Securities; (v) any filing fees incident to any required review by the National Association of Securities Dealers, Inc. of the terms of the sale of the Securities; (vi) the cost of preparing certificates for the Securities and the Warrant Securities; (vii) the cost and charges of any transfer agent or registrar or dividend disbursing agent; (viii) the fees and expenses of any Warrant Agent and any agent of any Warrant Agent and the fees and disbursements of counsel for any Warrant Agent in connection with the Warrant Agreement, the Warrants and the Warrant Securities; (ix) any cost of preparing Depositary Receipts evidencing Depositary Shares and the delivery of any Depositary Shares to the Underwriters; (x) the costs and expenses of the deposit of Offered Preferred Stock under any Deposit Agreement in exchange for Depositary Receipts issued thereunder, including the charges of the Depositary in connection therewith; (xi) to the extent set forth in any Deposit Agreement, the fees of the Depositary and any agent appointed under the Deposit Agreement; and (xii) all other costs and expenses incident to the performance of its obligations hereunder and under any Over-allotment Options which are not otherwise specifically provided for in this Section. It is understood, however, that, except as provided in this Section,
Section 8 and Section 11 hereof, the Underwriters will pay all of their own costs and expenses, including the fees of their counsel, transfer taxes on resale of any of the Securities by them, and any advertising expenses connected with any offers they may make.

          7. The obligations of the Underwriters of any Designated Securities under the Pricing Agreement relating to such Designated Securities shall be subject, in the discretion of the Representatives, to the condition that all representations and warranties and other statements of the Company in or incorporated by reference in the Pricing Agreement relating to such Designated Securities are, at and as of each Time of Delivery for such Designated Securities, true and correct, the condition that the Company shall have performed all of its obligations hereunder theretofore to be performed, and the following additional conditions:

          (a)  The Prospectus as amended or supplemented in
relation to such Designated Securities shall have been     filed
with the Commission pursuant to Rule 424(b)     within the
applicable time period prescribed for such     filing by the
rules and regulations under the Act and     in accordance with
Section 5(a) hereof; no stop order     suspending the
effectiveness of the Registration     Statement or any part
thereof shall have been issued     and no proceeding for that
purpose shall have been     initiated or threatened by the
Commission; and all     requests for additional information on
the part of the     Commission shall have been complied with to
the     Representatives' reasonable satisfaction;

          (b)  Davis Polk & Wardwell, counsel for the
Underwriters, shall have furnished to the     Representatives
such opinion or opinions, dated each     Time of Delivery for
such Designated Securities, with     respect to the
incorporation of the Company, this     Agreement, the Pricing
Agreement, the Warrant     Agreement, if applicable, the Deposit
Agreement, if     applicable, the validity of the Designated
Securities     being delivered at such Time of Delivery, the
shares of     Common Stock initially issuable upon conversion of
the     Convertible Preferred Stock, if applicable, the Debt
Securities initially issuable upon exchange of the
Exchangeable Preferred Stock, if applicable, the     Warrant
Securities issuable upon exercise of the     Warrants, if
applicable, the Registration Statement,     the Prospectus as
amended or supplemented and other     related matters as the
Representatives may reasonably     request, and such counsel
shall have received such     papers and information as they may
reasonably request     to enable them to pass upon such matters;

          (c)  Piper & Marbury, counsel for the Company, or
other counsel satisfactory to the Representatives,     shall
have furnished to the Representatives their     written opinion,
dated each Time of Delivery for such     Designated Securities,
in form and substance     satisfactory to the Representatives,
to the effect     that:

                  (i)  The Company has been duly
incorporated and is validly existing as a          corporation
in good standing under the laws of the          jurisdiction of
its incorporation, with power and          authority to own its
properties and conduct its          business as described in the
Prospectus as amended          or supplemented; each of the
Principal          Subsidiaries has been duly incorporated and
is          validly existing as a corporation in good standing
      under the laws of its jurisdiction of
incorporation;

                 (ii)  The Company has authorized capital
 stock as set forth in the Prospectus as amended or
supplemented, and all of the issued shares of          capital
stock of the Company (including, if          applicable, the
Designated Common Stock being          delivered at such Time of
Delivery) have been duly          and validly authorized and
issued and are fully          paid and non-assessable; and the
Designated Common          Stock conforms to the description
thereof in the          Prospectus as amended or supplemented;
the shares          of Common Stock initially issuable upon
conversion          of any Convertible Preferred Stock, if
applicable,          have been duly and validly authorized and
reserved          for issuance and, when issued and delivered in
        accordance with the provisions of the Convertible
 Preferred Stock, will be duly and validly issued          and
fully paid and non-assessable; and all of the          issued
shares of capital stock of the Principal          Subsidiaries
of the Company have been duly and          validly authorized
and issued, are fully paid and          non-assessable, and
(except for directors'          qualifying shares) are owned
directly or          indirectly by the Company, free and clear
of all          liens, encumbrances, equities or claims (such
     counsel being entitled to rely in respect of the
opinion in this clause upon opinions of local          counsel
and in respect of matters of fact upon          certificates of
officers of the Company or its          Principal Subsidiaries,
provided that such counsel          shall state that they
believe that both the          Representatives and they are
justified in relying          upon such opinions and
certificates);

                (iii)  The Company has been duly qualified
  as a foreign corporation for the transaction of
business and is in good standing under the laws of          each
other jurisdiction in which it owns or leases
properties, or conducts any business, so as to          require
such qualification, or is subject to no          material
liability or disability by reason of the          failure to be
so qualified in any jurisdiction          (such counsel being
entitled to rely in respect of          the opinion in this
clause upon opinions of local          counsel and in respect of
matters of fact upon          certificates of officers of the
Company, provided          that such counsel shall state that
they believe          that both the Representatives and they are
        justified in relying upon such opinions and certificates);

                 (iv)  To the best of such counsel's
knowledge and other than as set forth in the
Prospectus, there are no legal or governmental
proceedings pending to which the Company or any of          its
subsidiaries is a party or of which any          property of the
Company or any of its subsidiaries          is the subject
which, if determined adversely to          the Company or any of
its subsidiaries, would          individually or in the
aggregate have a material          adverse effect on the
consolidated financial          position, shareholders' equity
or results of          operations of the Company and its
subsidiaries;          and, to the best of such counsel's
knowledge, no          such proceedings are threatened or
contemplated by          governmental authorities or threatened
by others;

                  (v)  This Agreement and the Pricing
Agreement with respect to the Designated          Securities
have been duly authorized, executed and          delivered by
the Company;

                 (vi)  The Designated Offered Preferred
Stock has been duly authorized; when the          Designated
Offered Preferred Stock being delivered          at such Time of
Delivery is countersigned, and          paid for pursuant to
this Agreement and the          Pricing Agreement with respect
to such Designated          Offered Preferred Stock, such
Designated Offered          Preferred Stock will be duly and
validly issued          and fully paid and non-assessable; when
Depositary          Receipts evidencing any Firm Depositary
Shares are          issued and delivered against payment for the
Firm          Offered Preferred Stock and against payment for
     the Firm Depositary Shares pursuant to this
Agreement, the Pricing Agreement relating to the
Designated Depositary Shares and the Deposit          Agreement
and, in the case of any Optional          Depositary Shares,
pursuant to any Over-allotment          Option, the Depositary
Receipts will be legally          issued and will entitle the
holders thereof to the          rights specified in the
Depositary Receipts and          the Deposit Agreement; and the
Designated Offered          Preferred Stock and the Designated
Depositary          Shares conform to the descriptions thereof
      contained in the Prospectus as amended or supple-mented;

                (vii)  In the event that any of the
Designated Securities are Designated Depositary          Shares,
the Deposit Agreement has been duly          authorized,
executed and delivered by the Company          and, assuming due
authorization, execution and          delivery by the
Depositary, constitutes a valid          and legally binding
instrument, enforceable in          accordance with its terms,
subject, as to          enforcement, to bankruptcy, insolvency,
       reorganization and other laws of general
applicability relating to or affecting creditors'
rights and to general equity principles; and the
Deposit Agreement conforms to the description          thereof
contained in the Prospectus as amended or          supplemented;

               (viii)  In the event any of the Designated
 Offered Preferred Stock is Exchangeable Preferred
Stock, the Debt Securities initially issuable upon
exchange of the Exchangeable Preferred Stock have          been
duly authorized, and, when the Debt          Securities are
issued and delivered in accordance          with the provisions
of the Exchangeable Preferred          Stock, such Debt
Securities will have been duly          executed, authenticated,
issued and delivered and          will constitute valid and
legally binding          obligations of the Company entitled to
the          benefits provided by the Indenture; the Indenture
      has been duly authorized and duly qualified under
the Trust Indenture Act and, at the time the Debt
Securities are issued, the Indenture will          constitute a
valid and legally binding instrument,          enforceable in
accordance with its terms, subject,          as to enforcement,
to bankruptcy, insolvency,          reorganization and other
laws of general          applicability relating to or affecting
creditors'          rights and to general equity principles; and
the          Indenture conforms to the description thereof
  contained in the Prospectus as amended or supplemented;

                 (ix)  In the event that any of the
Designated Securities are Designated Warrants, the
Designated Warrants have been duly authorized,
executed, issued and delivered and, when          countersigned
by the Warrant Agent as provided by          the Warrant
Agreement, will constitute valid and          legally binding
obligations of the Company          entitled to the benefits
provided by the Warrant          Agreement;

                  (x)  In the event that any of the
Designated Securities are Designated Warrants, the
Warrant Agreement has been duly authorized,          executed
and delivered by the parties thereto and          constitutes a
valid and legally binding instrument          enforceable in
accordance with its terms subject,          as to enforcement,
to bankruptcy, insolvency,          reorganization and other
laws of general          applicability relating to or affecting
creditors'          rights and to general equity principles; and
the          Warrants and the Warrant Agreement conform to the
      descriptions thereof contained in the Prospectus as amended or supplemented;

                 (xi)  In the event that any of the
Designated Securities are Designated Warrants, the
Warrant Securities initially issuable upon          exercise of
the Designated  Warrants have been          duly authorized,
and, when duly executed and          countersigned, if
applicable, and issued and          delivered in accordance with
the provisions of the          Warrant Agreement, will be duly
and validly issued          and fully paid and non-assessable;

                (xii)  The issue and sale of the Designated
   Securities being delivered at such Time of          Delivery,
the issue of the shares of Common Stock          upon conversion
of the Convertible Preferred          Stock, if applicable, the
issue of the Debt          Securities upon exchange of the
Exchangeable          Preferred Stock, if applicable, and the
issue and          sale of any Warrant Securities upon the
exercise          of Warrants pursuant to the Warrant Agreement,
if          applicable, and the compliance by the Company with
       all of the provisions of this Agreement, the
Pricing Agreement with respect to the Designated
Securities, the Deposit Agreement, if applicable,          and
the Warrant Agreement, if applicable, and the
consummation of the transactions herein and         therein
contemplated will not conflict with or          result in a
breach or violation of any of the          terms or provisions
of, or constitute a default          under, any indenture,
mortgage, deed of trust,          sale/leaseback agreement, loan
agreement, similar          financing agreement or instrument or
other          agreement or instrument known to such counsel to
        which the Company or any of its subsidiaries is
bound or to which any of the property or assets of          the
Company or any of its subsidiaries is subject,          nor will
such actions result in any violation of          the provisions
of the Charter or By-laws of the         Company or any statute
or any order, rule or          regulation known to such counsel
of any court or          governmental agency  or body having
jurisdiction          over the Company or any of its
subsidiaries or any          of their properties;

               (xiii)  No consent, approval, authorization,
   order, registration or qualification of or with          any
such court or governmental agency or body is          required
for the issue and sale of the Designated          Securities or
the consummation by the Company of          the transactions
contemplated by this Agreement,          such Pricing Agreement,
the Deposit Agreement, if          applicable, and the Warrant
Agreement, if          applicable, except such as have been
obtained          under the Act and the Trust Indenture Act, if
       applicable, and such consents, approvals,
authorizations, registrations or qualifications as          may
be required under state securities or Blue Sky          laws in
connection with the purchase and          distribution of the
Designated Securities by the          Underwriters;

                (xiv)  The documents incorporated by
reference in the Prospectus as amended or          supplemented
(other than the financial statements,          related schedules
and other financial information          therein, as to which
such counsel need express no          opinion), when they became
effective or were filed          with the Commission, as the
case may be, complied          as to form in all material
respects with the          requirements of the Act or the
Exchange Act, as          applicable, and the rules and
regulations of the          Commission thereunder; and

                 (xv)  The Registration Statement and the
 Prospectus as amended or supplemented and any          further
amendments and supplements thereto made by          the Company
prior to the Time of Delivery for the          Designated
Securities (other than the financial          statements,
related schedules and other financial          information
therein, as to which such counsel need          express no
opinion) comply as to form in all          material respects
with the requirements of the Act          and the Trust
Indenture Act, if applicable, and          the rules and
regulations thereunder; and they do          not know of any
amendment to the Registration          Statement required to be
filed or any contracts or          other documents of a
character required to be          filed as an exhibit to the
Registration Statement          or required to be incorporated
by reference into          the Prospectus as amended or
supplemented or          required to be described in the
Registration          Statement or the Prospectus as amended or
       supplemented which are not filed or incorporated by reference or described as required.

          (d)  General Counsel of the Company or other
counsel satisfactory to the Representatives, shall have
furnished the Representatives their written opinion,     dated
each Time of Delivery for such Designated     Securities, in
form and substance satisfactory to the     Representatives to
the effect that:

               (i)  The Company has been duly qualified as a
    foreign corporation for the transaction of          business
and is in good standing under the laws of          each other
jurisdiction in which it owns or leases          properties, or
conducts any business, so as to          require such
qualification, or is subject to no          material liability
or disability by reason of the          failure to be so
qualified in any jurisdiction          (such counsel being
entitled to rely in respect of          the opinion in this
clause upon opinions of local          counsel and in respect of
matters of fact upon          certificates of officers of the
Company, provided          that such counsel shall state that
they believe          that both the Representatives and they are
        justified in relying upon such opinions and certificates);

              (ii)  To the best of such counsel's knowledge
   and other than as set forth in the Prospectus,          there
are no legal or governmental proceedings          pending to
which the Company or any of its          subsidiaries is a party
or of which any property          of the Company or any of its
subsidiaries is the          subject which, if determined
adversely to the          Company or any of its subsidiaries,
would          individually or in the aggregate have a material
       adverse effect on the consolidated financial
position, shareholders' equity or results of          operations
of the Company and its subsidiaries;          and, to the best
of such counsel's knowledge, no          such proceedings are
threatened or contemplated by          governmental authorities
or threatened by others;

             (iii)  The Company and its subsidiaries have
 good and marketable title in fee simple to all          real
property and good and marketable title to all          personal
property owned by them, in each case free          and clear of
all liens, encumbrances and defects          except such as are
described in the Prospectus or          such as do not
materially affect the value of such          property and do not
interfere with the use made          and proposed to be made of
such property by the          Company and its subsidiaries; and
any real          property and buildings held under lease by the
        Company and its subsidiaries are held by them
under valid, subsisting and enforceable leases          with
such exceptions as are not material and do          not
interfere with the use made and proposed to be          made of
such property and buildings by the Company          and its
subsidiaries (in giving the opinion in          this clause,
such counsel may state that no          examination of record
titles for the purpose of          such opinion has been made,
and that they are          relying upon a general review of the
titles of the          Company and its subsidiaries, upon
opinions of          local counsel and abstracts, reports and
policies          of title companies rendered or issued at or
     subsequent to the time of acquisition of such
property by the Company or its subsidiaries, upon
opinions of counsel to the lessors of such          property
and, in respect of matters of fact, upon          certificates
of officers of the Company or its          subsidiaries,
provided that such counsel shall          state that they
believe that both the          Representatives and they are
justified in relying          upon such opinions, abstracts,
reports, policies          and certificates); and

              (iv)  Each of the Principal Subsidiaries is
 duly licensed to conduct an insurance business          under
the insurance laws of each jurisdiction in          which the
conduct of its business requires such          licensing and of
each jurisdiction in which the          failure to be so
licensed would have, individually          or in the aggregate,
a material adverse effect on          the business operations,
consolidated financial          position, shareholders' equity
or results of          operations of the Company and its
subsidiaries          (, taken as a whole); each of the Company
and the          Principal Subsidiaries has all consents,
 approvals, authorizations, orders, registrations          and
qualifications of or with, and is in          compliance with,
all statutes, orders, rules and          regulations of, all
courts and governmental          agencies and bodies having
jurisdiction over it          and any of its properties, except
where the          failure to have any such consent, approval,
      authorization, order, registration or
qualification, or so to comply, would not,          individually
or in the aggregate with all other          such failures, have
a material adverse effect on          the business operations,
consolidated financial          position, shareholders' equity
or results of          operations of the Company and its
subsidiaries          (, taken as a whole); and, to the best of
such          counsel's knowledge, there is no pending or
 threatened action, suit, proceeding or          investigation
that reasonably could lead to the          revocation,
termination or suspension of, or          render invalid or
otherwise ineffective, any such          license, consent,
approval, authorization, order,          registration or
qualification, other than any such          revocation,
termination, suspension, invalidity or          ineffectiveness
that would not, individually or in          the aggregate with
all other such revocations,          terminations, suspensions,
invalidity and          ineffectiveness, have a material adverse
effect on          the business operations, consolidated
financial          position, shareholders' equity or results of
       operations of the Company and its subsidiaries     (,
taken as a whole).

               In addition to the matters set forth above,
the opinions delivered pursuant to paragraphs (c) and     (d)
above shall also contain a statement to the effect     that
while such counsel are not passing upon, and do     not assume
responsibility for, the accuracy,     completeness or fairness
of the Registration Statement     or the Prospectus, or any
further amendment or     supplement thereto, including the
documents     incorporated by reference therein, based upon the
  procedures referred to in such opinion nothing has come     to
the attention of such counsel which leads them to     believe
(i) that the Registration Statement as of its     effective date
or the Prospectus as of its date or any     further amendment or
supplement thereto made by the     Company prior to such Time of
Delivery (other than the     financial statements, related
schedules and other     financial information therein, as to
which such counsel     need express no belief) contained an
untrue statement     of a material fact or omitted to state a
material fact     required to be stated therein or necessary to
make the     statements therein not misleading or (ii) that as
of     such Time of Delivery, either the Registration
Statement or the Prospectus (or any such further     amendment
or supplement thereto) contains an untrue     statement of a
material fact or omits to state a     material fact required to
be stated therein or     necessary to make the statements
therein not     misleading, or (iii) that any of the documents
 incorporated by reference in the Prospectus which were
effective or filed with the Commission prior to such     Time of
Delivery (other than the financial statements,     related
schedules and other financial information     therein, as to
which such counsel need express no     belief), as of the
respective dates when they became     effective or were filed
with the Commission, as the     case may be, in each case after
excluding any statement     in any such document which does not
constitute part of     the Registration Statement or the
Prospectus pursuant     to Rule 412 of Regulation C under the
Act and after     substituting therefor any statement modifying
or     superseding such excluded statement, contained, in the
case of a registration statement which became effective
under the Act, an untrue statement of a material fact     or
omitted to state a material fact required to be     stated
therein necessary to make the statements therein     not
misleading, and in the case of other documents     which were
filed under the Exchange Act with the     Commission, an untrue
statement of a material fact or     omitted to state a material
fact necessary in order to     make the statements therein, in
the light of the     circumstances under which they were made
when such     documents were so filed, not misleading.

          (e)  On the date of the Pricing Agreement for such
Designated Securities and at each Time of Delivery for     such
Designated Securities, the independent accountants     of the
Company who have certified the financial     statements of the
Company and its subsidiaries included     or incorporated by
reference in the Registration     Statement shall have furnished
to the Representatives a     letter, dated the effective date of
the Registration     Statement or the date of the most recent
report filed     with the Commission containing financial
statements and     incorporated by reference in the Registration
   Statement, if the date of such report is later than     such
effective date, and a letter dated such Time of     Delivery,
respectively, to the effect set forth in     Annex II hereto,
and with respect to such letter dated     such Time of Delivery,
as to such other matters as the     Representatives may
reasonably request and in form and     substance satisfactory to
the Representatives;

          (f) (i)  Neither the Company nor any of its
subsidiaries shall have sustained since the date of the
latest audited financial statements included or     incorporated
by reference in the Prospectus as amended     or supplemented
any loss or interference with its     business from fire,
explosion, flood or other calamity,     whether or not covered
by insurance, or from any labor     dispute or court or
governmental action, order or     decree, otherwise than as set
forth or contemplated in     the Prospectus as amended or
supplemented, and (ii)     since the respective dates as of
which information is     given in the Prospectus as amended or
supplemented     there shall not have been (x) any addition, or
any     development involving a prospective addition, to either
  the Company's consolidated reserve for     property/casualty
insurance claims and claims expense     or the consolidated
reserve for life insurance policy     benefits, (y) any change
in the capital stock, short-     term debt or long-term debt of
the Company or any of     its subsidiaries, or (z) any change,
or any development     involving a prospective change, in or
affecting the     general affairs, management, financial
position,     shareholders' equity or results of operations of
the     Company and its subsidiaries, otherwise than as set
forth or contemplated in the Prospectus as amended or supplemented, the effect of which, in any such case
described in Clause (i) or (ii), is in the judgment of     the
Representatives so material and adverse as to make     it
impracticable or inadvisable to proceed with the     public
offering or the delivery of the Firm Securities     or the
Optional Securities or both on the terms and in     the manner
contemplated in the Prospectus as amended or     supplemented;

          (g)  On or after the date of the Pricing Agreement
relating to the Designated Securities (i) no     downgrading
shall have occurred in the rating accorded     the Company's
debt securities or preferred stock by any     "nationally
recognized statistical rating     organization," as that term is
defined by the     Commission for purposes of Rule 436(g)(2)
under the Act     and (ii) no such organization shall have
publicly     announced that it has under surveillance or review,
   with possible negative implications, its rating of any     of
the Company's debt securities or preferred stock;

          (h)  On or after the date of the Pricing Agreement
relating to the Designated Securities there shall not     have
occurred any of the following:  (i) a suspension     or material
limitation in trading in securities     generally on the New
York Stock Exchange; (ii) a     general moratorium on commercial
banking activities in     New York declared by either Federal or
New York State     authorities; (iii) the outbreak or escalation
of     hostilities involving the United States or the
declaration by the United States of a national     emergency or
war if the effect of any such event     specified in this Clause
(iii) in the judgment of the     Representatives makes it
impracticable or inadvisable     to proceed with the public
offering or the delivery of     the Firm Securities or the
Optional Securities or both     on the terms and in the manner
contemplated in the     Prospectus as amended or supplemented;
or (iv) the     occurrence of any material adverse change in the
   existing financial, political or economic conditions in
the United States or elsewhere which, in the judgment     of the
Representatives would materially and adversely     affect the
financial markets or the market for the     Securities and other
debt or equity securities;

          (i)  On or after the date of the Pricing Agreement
relating to the Designated Securities, (i) no     downgrading
shall have occurred in the ratings accorded     claims paying
ability of either of the Principal     Subsidiaries by Standard
& Poor's Corporation, Moody's     Investors Service, Inc., Duff
& Phelps Inc. or A.M.     Best Company Inc.; and (ii) no such
organization shall     have publicly announced that it has under
surveillance     or review, with possible negative implications,
its     rating of any of the claims paying ability of the
Principal Subsidiaries; and

          (j)  The Company shall have furnished or caused to
be furnished to the Representatives at each Time of     Delivery
for the Designated Securities a certificate or     certificates
of officers of the Company satisfactory to     the
Representatives as to the accuracy of the     representations
and warranties of the Company herein at     and as of such Time
of Delivery, as to the performance     by the Company of all of
its obligations hereunder to     be performed at or prior to
such Time of Delivery, as     to the matters set forth in
subsections (a) and (e) of     this Section and as to such other
matters as the     Representatives may reasonably request.

          8. (a) The Company will indemnify and hold harmless each Underwriter against any losses, claims, damages or liabilities, joint or several, to which such Underwriter may become subject, under the Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon an untrue statement or alleged untrue statement of a material fact contained in any Preliminary Prospectus, any preliminary prospectus supplement, the Registration Statement, the Prospectus as amended or supplemented and any other prospectus relating to the Securities, or any amendment or supplement thereto, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, and will reimburse each Underwriter for any legal or other expenses reasonably incurred by such Underwriter in connection with investigating or defending any such action or claim as such expenses are incurred; provided, however, that the Company shall not be liable in any such case to the extent that any such loss, claim, damage or liability arises out of or is based upon an untrue statement or alleged untrue statement or omission or alleged omission made in any Preliminary Prospectus, any preliminary prospectus supplement, the Registration Statement, the Prospectus as amended or supplemented and any other prospectus relating to the Securities, or any such amendment or supplement in reliance upon and in conformity with written information furnished to the Company by any Underwriter of Designated Securities through the Representatives expressly for use in the Prospectus as amended or supplemented relating to such Securities.

          (b) Each Underwriter will indemnify and hold harmless the Company against any losses, claims, damages or liabilities to which the Company may become subject, under the Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon an untrue statement or alleged untrue statement of a material fact contained in any Preliminary Prospectus, any preliminary prospectus supplement, the Registration Statement, the Prospectus as amended or supplemented and any other prospectus relating to the Securities, or any amendment or supplement thereto, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, in each case to the extent, but only to the extent, that such untrue statement or alleged untrue statement or omission or alleged omission was made in any Preliminary Prospectus, any preliminary prospectus supplement, the Registration Statement, the Prospectus as amended or supplemented and any other prospectus relating to the Securities, or any such amendment or supplement in reliance upon and in conformity with written information furnished to the Company by such Underwriter through the Representatives expressly for use therein; and will reimburse the Company for any legal or other expenses reasonably incurred by the Company in connection with investigating or defending any such action or claim as such expenses are incurred.

          (c) Promptly after receipt by an indemnified party under subsection (a) or (b) above of notice of the commencement of any action, such indemnified party shall, if a claim in respect thereof is to be made against the indemnifying party under such subsection, notify the indemnifying party in writing of the commencement thereof; but the omission so to notify the indemnifying party shall not relieve it from any liability which it may have to any indemnified party otherwise than under such subsection. In case any such action shall be brought against any indemnified party and it shall notify the indemnifying party of the commencement thereof, the indemnifying party shall be entitled to participate therein and, to the extent that it shall wish, jointly with any other indemnifying party similarly notified, to assume the defense thereof, with counsel satisfactory to such indemnified party (who shall not, except with the consent of the indemnified party, be counsel to the indemnifying party), and, after notice from the indemnifying party to such indemnified party of its election so to assume the defense thereof, the indemnifying party shall not be liable to such indemnified party under such subsection for any legal expenses of other counsel or any other expenses, in each case subsequently incurred by such indemnified party, in connection with the defense thereof other than reasonable costs of investigation.

          (d)  If the indemnification provided for in this
Section 8 is unavailable to or insufficient to hold harmless an indemnified party under subsection (a) or (b) above in respect of any losses, claims, damages or liabilities (or actions in respect thereof) referred to therein, then each indemnifying party shall contribute to the amount paid or payable by such indemnified party as a result of such losses, claims, damages or liabilities (or actions in respect thereof) in such proportion as is appropriate to reflect the relative benefits received by the Company on the one hand and the Underwriters of the Designated Securities on the other from the offering of the Designated Securities to which such loss, claim, damage or liability (or action in respect thereof) relates. If, however, the allocation provided by the immediately preceding sentence is not permitted by applicable law or if the indemnified party failed to give the notice required under subsection (c) above, then each indemnifying party shall contribute to such amount paid or payable by such indemnified party in such proportion as is appropriate to reflect not only such relative benefits but also the relative fault of the Company on the one hand and the Underwriters of the Designated Securities on the other in connection with the statements or omissions which resulted in such losses, claims, damages or liabilities (or actions in respect thereof), as well as any other relevant equitable considerations. The relative benefits received by the Company on the one hand and such Underwriters on the other shall be deemed to be in the same proportion as the total net proceeds from such offering (before deducting expenses) received by the Company bear to the total underwriting discounts and commissions received by such Underwriters. The relative fault shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the Company on the one hand or such Underwriters on the other and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission. The Company and the Underwriters agree that it would not be just and equitable if contribution pursuant to this subsection (d) were determined by pro rata allocation (even if the Underwriters were treated as one entity for such purpose) or by any other method of allocation which does not take account of the equitable considerations referred to above in this subsection (d). The amount paid or payable by an indemnified party as a result of the losses, claims, damages or liabilities (or actions in respect thereof) referred to above in this subsection (d) shall be deemed to include any legal or other expenses reasonably incurred by such indemnified party in connection with investigating or defending any such action or claim. Notwithstanding the provisions of this subsection (d), no Underwriter shall be required to contribute any amount in excess of the amount by which the total price at which the applicable Designated Securities underwritten by it and distributed to the public were offered to the public exceeds the amount of any damages which such Underwriter has otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. The obligations of the Underwriters of Designated Securities in this subsection (d) to contribute are several in proportion to their respective underwriting obligations with respect to such Securities and not joint.

          (e) The obligations of the Company under this Section 8 shall be in addition to any liability which the Company may otherwise have and shall extend, upon the same terms and conditions, to each person, if any, who controls any Underwriter within the meaning of the Act; and the obligations of the Underwriters under this Section 8 shall be in addition to any liability which the respective Underwriters may otherwise have and shall extend, upon the same terms and conditions, to each officer and director of the Company and to each person, if any, who controls the Company within the meaning of the Act.

          9. (a) If any Underwriter shall default in its obligation to purchase the Firm Securities or Optional Securities which it has agreed to purchase under the Pricing Agreement relating to such Securities, the Representatives may in their discretion arrange for themselves or another party or other parties to purchase such Securities on the terms contained herein. If within thirty-six hours after such default by any Underwriter the Representatives do not arrange for the purchase of such Firm Securities or Optional Securities, as the case may be, then the Company shall be entitled to a further period of thirty-six hours within which to procure another party or other parties satisfactory to the Representatives to purchase such Securities on such terms. In the event that, within the respective prescribed period, the Representatives notify the Company that they have so arranged for the purchase of such Securities, or the Company notifies the Representatives that it has so arranged for the purchase of such Securities, the Representatives or the Company shall have the right to postpone such Time of Delivery for such Securities for a period of not more than seven days, in order to effect whatever changes may thereby be made necessary in the Registration Statement or the Prospectus as amended or supplemented, or in any other documents or arrangements, and the Company agrees to file promptly any amendments or supplements to the Registration Statement or the Prospectus which in the opinion of the Representatives may thereby be made necessary. The term "Underwriter" as used in this Agreement shall include any person substituted under this Section with like effect as if such person had originally been a party to the Pricing Agreement with respect to such Designated Securities.

          (b) If, after giving effect to any arrangements for the purchase of the Firm Securities or Optional Securities, as the case may be, of a defaulting Underwriter or Underwriters by the Representatives and the Company as provided in subsection
(a) above, the aggregate number of such Securities which remains unpurchased does not exceed one-eleventh of the aggregate number of the Firm Securities or Optional Securities, as the case may be, to be purchased at the respective Time of Delivery, then the Company shall have the right to require each non-defaulting Underwriter to purchase the number of Firm Securities or Optional Securities, as the case may be, which such Underwriter agreed to purchase under the Pricing Agreement relating to such Designated Securities and, in addition, to require each non-defaulting Underwriter to purchase its pro rata share (based on the number of Firm Securities or Optional Securities, as the case may be, which such Underwriter agreed to purchase under such Pricing Agreement) of the Firm Securities or Optional Securities, as the case may be, of such defaulting Underwriter or Underwriters for which such arrangements have not been made; but nothing herein shall relieve a defaulting Underwriter from liability for its default.

          (c) If, after giving effect to any arrangements for the purchase of the Firm Securities or Optional Securities, as the case may be, of a defaulting Underwriter or Underwriters by the Representatives and the Company as provided in subsection
(a) above, the aggregate number of Firm Securities or Optional Securities, as the case may be, which remains unpurchased exceeds one-eleventh of the aggregate number of the Firm Securities or Optional Securities, as the case may be, to be purchased at the respective Time of Delivery, as referred to in subsection (b) above, or if the Company shall not exercise the right described in subsection (b) above to require non-defaulting Underwriters to purchase Firm Securities or Optional Securities, as the case may be, of a defaulting Underwriter or Underwriters, then the Pricing Agreement relating to such Firm Securities or the Over-allotment Option relating to such Optional Securities, as the case may be, shall thereupon terminate, without liability on the part of any non-defaulting Underwriter or the Company, except for the expenses to be borne by the Company and the Underwriters as provided in Section 6 hereof and the indemnity and contribution agreements in Section 8 hereof; but nothing herein shall relieve a defaulting Underwriter from liability for its default.

          10.  The respective indemnities, agreements,
representations, warranties and other statements of the Company and the several Underwriters, as set forth in this Agreement or made by or on behalf of them, respectively, pursuant to this Agreement, shall remain in full force and effect, regardless of any investigation (or any statement as to the results thereof) made by or on behalf of any Underwriter or any controlling person of any Underwriter, or the Company, or any officer or director or controlling person of the Company, and shall survive delivery of and payment for the Securities.

          11. If any Pricing Agreement or Over-allotment Option shall be terminated pursuant to Section 9 hereof or by the Representatives pursuant to Section 7(h) hereof, the Company shall not then be under any liability to any Underwriter with respect to the Firm Securities or Optional Securities with respect to which such Pricing Agreement shall have been terminated except as provided in Section 6 and Section 8 hereof; but, if for any other reason Designated Securities are not delivered by or on behalf of the Company as provided herein, the Company will reimburse the Underwriters through the Representatives for all out-ofpocket expenses approved in writing by the Representatives, including fees and disbursements of counsel, reasonably incurred by the Underwriters in making preparations for the purchase, sale and delivery of such Designated Securities, but the Company shall then be under no further liability to any Underwriter with respect to such Designated Securities except as provided in Section 6 and
Section 8 hereof.

          12. In all dealings hereunder, the Representatives of the Underwriters of Designated Securities shall act on behalf of each of such Underwriters, and the parties hereto shall be entitled to act and rely upon any statement, request, notice or agreement on behalf of any Underwriter made or given by such Representatives jointly or by such of the Representatives, if any, as may be designated for such purpose in the Pricing Agreement.

          All statements, requests, notices and agreements hereunder shall be in writing, and if to the Underwriters shall be delivered or sent by mail, telex or facsimile transmission to the address of the Representatives as set forth in the Pricing Agreement; and if to the Company shall be delivered or sent by mail, telex or facsimile transmission to the address of the Company set forth in the Registration Statement, Attention:
Secretary; provided, however, that any notice to any Underwriter pursuant to Section 8(c) hereof shall be delivered or sent by mail, telex or facsimile transmission to such Underwriter at its address set forth in its Underwriters' Questionnaire, or telex constituting such Questionnaire, which address will be supplied to the Company by the Representatives upon request. Any such statements, requests, notices or agreements shall take effect upon receipt thereof.

          13. This Agreement and each Pricing Agreement shall be binding upon, and inure solely to the benefit of, the Underwriters, the Company and, to the extent provided in Section 8 and Section 10 hereof, the officers and directors of the Company and each person who controls the Company or any Underwriter, and their respective heirs, executors, administrators, successors and assigns, and no other person shall acquire or have any right under or by virtue of this Agreement or any such Pricing Agreement. No purchaser of any of the Securities from any Underwriter shall be deemed a successor or assign by reason merely of such purchase.

          14.  Time shall be of the essence of each Pricing
Agreement. As used herein, "business day" shall mean any day when the Commission's office in Washington, D.C. is open for business.

          15. This Agreement and each Pricing Agreement shall be governed by and construed in accordance with the laws of the State of New York.

          16. This Agreement and each Pricing Agreement may be executed by any one or more of the parties hereto and thereto in any number of counterparts, each of which shall be deemed to be an original, but all such respective counterparts shall together constitute one and the same instrument.

                              Very truly yours,

                              USF&G Corporation



                              By:_____________________
                     Name:                                 Title:









                                                     ANNEX I

                     Pricing Agreement

 (Name of Representative,) (Name of Co-Representative(s),)  As
Representatives of the several Underwriters named in Schedule I hereto, (c/o Representatives,) (Address of Representatives)

                              ____________________, 19__

 Dear Sirs:

          USF&G Corporation, a Maryland corporation (the "Company"), proposes, subject to the terms and conditions stated herein and in the Underwriting Agreement, dated ____________ __, 19__ (the "Underwriting Agreement"), to issue and sell to the Underwriters named in Schedule I hereto (the "Underwriters") the Securities specified in Schedule II hereto (the "Designated Securities" (consisting of Firm Securities and any Optional Securities the Underwriters may elect to purchase)). Each of the provisions of the Underwriting Agreement is incorporated herein by reference in its entirety, and shall be deemed to be a part of this Agreement to the same extent as if such provisions had been set forth in full herein; and each of the representations and warranties set forth therein shall be deemed to have been made at and as of the date of this Pricing Agreement, except that each representation and warranty which refers to the Prospectus in Section 2 of the Underwriting Agreement shall be deemed to be a representation or warranty as of the date of the Underwriting Agreement in relation to the Prospectus (as therein defined), and also a representation and warranty as of the date of this Pricing Agreement in relation to the Prospectus as amended or supplemented relating to the Designated Securities which are the subject of this Pricing Agreement. Each reference to the Representatives herein and in the provisions of the Underwriting Agreement so incorporated by reference shall be deemed to refer to you. Unless otherwise defined herein, terms defined in the Underwriting Agreement are used herein as therein defined. The Representatives designated to act on behalf of the Representatives and on behalf of each of the Underwriters of the Designated Securities pursuant to
Section 12 of the Underwriting Agreement and the address of the Representatives referred to in such Section 12 are set forth at the end of Schedule II hereto.

          An amendment to the Registration Statement, or a supplement to the Prospectus, as the case may be, relating to the Designated Securities, in the form heretofore delivered to you is now proposed to be filed with the Commission.

          Subject to the terms and conditions set forth herein and in the Underwriting Agreement incorporated herein by reference, ((a)) the Company agrees to issue and sell to each of the Underwriters, and each of the Underwriters agrees, severally and not jointly, to purchase from the Company, at the time and place and at the purchase price to the Underwriters set forth in
Schedule II hereto, the number of Firm Securities set forth opposite the name of such Underwriter in Schedule I hereto (, and (b) in the event and to the extent that the Underwriters shall exercise the election to purchase Optional Securities, as provided below, the Company agrees to issue and sell to each of the Underwriters, and each of the Underwriters agrees, severally and not jointly, to purchase from the Company at the purchase price to the Underwriters set out in Schedule II hereto that portion of the number of Optional Securities as to which such election shall have been exercised).

          (The Company hereby grants to each of the Underwriters the right to purchase at their election up to the number of Optional Securities set forth opposite the name of such Underwriter in Schedule I hereto on the terms referred to in the paragraph above for the sole purpose of covering over-allotments in the sale of the Firm Securities. Any such election to purchase Optional Securities may be exercised by written notice from the Representatives to the Company given within a period of 30 calendar days after the date of this Pricing Agreement, setting forth the aggregate number of Optional Securities to be purchased and the date on which such Optional Securities are to be delivered, as determined by the Representatives but in no event earlier than the First Time of Delivery or, unless the Representatives and the Company otherwise agree in writing, no earlier than two or later than ten business days after the date of such notice.)

          If the foregoing is in accordance with your understanding, please sign and return to us (five) counterparts hereof, and upon acceptance hereof by you, on behalf of each of the Underwriters, this letter and such acceptance hereof, including the provisions of the Underwriting Agreement incorporated herein by reference, shall constitute a binding agreement between each of the Underwriters and the Company. It is understood that your acceptance of this letter on behalf of each of the Underwriters is or will be pursuant to the authority set forth in a form of Agreement among Underwriters, the form of which shall be submitted to the Company for examination upon request, but without warranty on the part of the Representatives as to the authority of the signers thereof.

                              Very truly yours,

                              USF&G Corporation



                              By:________________________
                        Name:
Title:

Accepted as of the date hereof:

(Name of Representative)

 By:_____________________________









                         SCHEDULE I

                                              (Maximum Number of
                    Number of (Firm)            Optional
               Securities            Securities Which
Underwriter            to be Purchased         May be Purchased)





 Total  . . . . .                                 ____________

                                                 ============









                        SCHEDULE II

 Title of Designated Common Stock:

Number of Shares of Designated Common Stock:

     Number of Shares of Firm Common Stock:

     Maximum Number of Shares of Optional Common Stock:

Initial Offering Price to Public:

     ($________ per Share) (Formula)

Purchase Price by Underwriters:

     ($________ per Share) (Formula)

(Commission Payable to Underwriters: $_______ per Share)

Specified Funds for Payment of Purchase Price:

     (New York) Clearinghouse Funds

Title of Designated Offered Preferred Stock (including
Designated Depositary Shares):

(Date of Board Resolution Fixing the Terms and Conditions of the
Designated Offered Preferred Stock: ........, 19..)

Number of Shares of Designated Offered Preferred Stock
(Designated Depositary Shares):

     Number of Shares of Firm Offered Preferred Stock (Firm
Depositary Shares):

     Maximum Number of Shares of Optional Offered Preferred
Stock (Optional Depositary Shares):

     (If Depositary Shares are to be issued:

     _____ Depositary Shares shall represent the right to
receive an aggregate of ____ shares of Designated     Offered
Preferred Stock.  Each Designated Depositary     Share will
represent one-___(   ) of a share of     Designated Offered
Preferred Stock.)

Initial Offering Price to Public:

     ($...... per (Depositary) Share) (Formula)

Purchase Price by Underwriters:

     ($...... per (Depositary) Share) (Formula)

Specified Funds for Payment of Purchase Price:

     (New York) Clearinghouse Funds

Dividend Rate:

     (.....% per annum)

Dividend Payment Dates:

     (months and dates)

Dividend Rights:

     (Non-) cumulative, (deferred)

Voting Rights:

Liquidation Rights:

Preemptive Rights:

Redemption Provisions:

     (No provisions for redemption)

     (The Designated Offered Preferred Stock (Designated
Depositary Shares) may be redeemed, (otherwise than     through
the sinking fund,) in whole or in part at the     option of the
Company, on or after ________, ____ at     the following
redemption prices:

                                        Redemption          Year
                           Price          ----
      ----------



     and thereafter at $.... per share, together in each
case with accrued dividends to the redemption date.)     (On any
dividend payment date falling on or after     ________, ____, at
the election of the Company, at a     redemption price equal to
the stated amount thereof,     plus accrued dividends to the
date of redemption.)

     (Other possible redemption provisions, such as
mandatory redemption upon occurrence of certain events     or
redemption for changes in tax law)

Sinking Fund Provisions:

     (None)

     (The shares of Designated Offered Preferred Stock
(Designated Depositary Shares) are entitled to the     benefit
of a sinking fund to retire ______ shares of     Designated
Offered Preferred Stock (Designated     Depositary Shares) on
________ in each of the years     ____ through ____ at 100% of
their stated amount plus     accrued dividends) (,together with
(cumulative) (non-     cumulative) redemptions at the option of
the Company to     retire an additional ...... shares of
Designated     Offered Preferred Stock (Designated Depositary
Shares)     in the years ____ through ____ at 100% of their
stated     amount plus accrued dividends.)

(Convertible into Common Stock:)

(Exchangeable into Debt Securities:)

 Title of Designated Warrants:

Number of Designated Warrants:

     Number of Firm Warrants:

     Maximum Number of Optional Warrants:

Initial Offering Price to Public:

     ($____ per Warrant)

Purchase Price By Underwriters:

     ($____ per Warrant)

Specified Funds for Payment of Purchase Price:

     (New York) Clearinghouse Funds

Warrant Agreement:

     The Warrants to be evidence by warrant certificates and to be issued pursuant to the provisions of a Warrant
Agreement dated as of _________, 19__ (the "Warrant
Agreement") between the Company and ____________, and Warrant Agent

Exercise Date:

Expiration Date:

Exercise Price:

Number of Shares of Warrant Securities Purchasable Upon Exercise of One Warrant:

(Detachable Date:)

(Other Terms:)

Title and Terms of Warrant Securities:

 For All Designated Securities:

Time of Delivery:

___________, 19__

Closing Location for Delivery of Securities:

Names and addresses of Representatives:

     Designated Representatives:

     Address for Notices, etc.:

(Other Terms):(*)

- ------------(*) A description of particular tax, accounting or other unusual features (including any event risk provisions) of the Designated Securities should be set forth, or referenced to an attached and accompanying description, if necessary to ensure agreement as to the terms of the Securities to be purchased and sold. Such a description might appropriately be in the form which such features will be described in the Prospectus Supplement for the offering.





                                                    ANNEX II

          Pursuant to Section 7(e) of the Underwriting
Agreement, the accountants shall furnish letters to the Underwriters to the effect that:

            (i)  They are independent certified public
accountants with respect to the Company and its     subsidiaries
within the meaning of the Act and the     applicable published
rules and regulations thereunder;

           (ii)  In their opinion, the consolidated
financial statements and financial schedules (and, if applicable, prospective financial statements and/or pro
forma financial information) audited by them and     included or
incorporated by reference in the     Registration Statement or
the Prospectus comply as to     form in all material respects
with the applicable     accounting requirements of the Act and
the Exchange Act     and the related published rules and
regulations;

           (iii)  On the basis of limited procedures, not
constituting an audit conducted in accordance with     generally
accepted auditing standards, consisting of a     reading of the
unaudited consolidated financial     statements and other
information referred to below, a     reading of the latest
available interim financial     statements of the Company and
its subsidiaries,     inspection of the minute books of the
Company and its     subsidiaries since the date of the latest
audited     consolidated financial statements included or
incorporated by reference in the Prospectus, inquiries     of
officials of the Company and its subsidiaries who     have
responsibility for financial and accounting     matters and such
other inquiries and procedures     (including those for a review
of interim financial     information as described in SAS 71) as
may be specified     in such letter, nothing came to their
attention that     caused them to believe that:

               (A)  any material modifications should be
made to the unaudited condensed consolidated          statements
of income, consolidated balance sheets          and consolidated
statements of cash flows included          or incorporated by
reference in the Company's          Quarterly Report on Form
10-Q incorporated by          reference in the Prospectus, for
them to be in          conformity with generally accepted
accounting          principles;

               (B)  the unaudited condensed consolidated
statements of income, consolidated balance sheets          and
consolidated statements of cash flows included          or
incorporated by reference in the Company's          Quarterly
Reports on Form 10-Q, incorporated by          reference in the
Prospectus, do not comply as to          form in all material
respects with the applicable          accounting requirements of
the Exchange Act as it          applies to Form 10-Q and the
related published          rules and regulations;

               (C)  any unaudited pro forma condensed
consolidated financial statements included in or
incorporated by reference in the Prospectus do not
comply as to form in all material respects with          the
applicable accounting requirements of Rule 11-          02 of
Regulation S-X and that the pro forma          adjustments have
not been properly applied to the          historical amounts in
the compilation of those          statements;

               (D)  as of a specified date not more than
five days prior to the date of such letter, there          was
any change in the capital stock, increase in          long-term
debt, or any decreases in consolidated          net current
assets or shareholder's equity of the          Company and its
subsidiaries, or any decreases in          consolidated net
sales or in the total per-share          amounts of income
before extraordinary items of          net income, or other
items specified by the          representatives of the
Underwriters (the          "Representatives"), or any increases
in any items          specified by the Representatives, in each
case as          compared with amounts shown in the latest
balance          sheet included or incorporated by reference in
the          Prospectus, except in all instances for changes,
     increases or decreases which the Prospectus discloses have occurred may occur; and

            (v)  In addition to the examination referred to
in their report(s) included or incorporated by     reference in
the Prospectus and the limited procedures,     inspection of
minute books, inquiries and other     procedures referred to in
paragraphs (iii) and (iv)     above, they have carried out
certain specified     procedures, not constituting an
examination in     accordance with generally accepted auditing
standards,     with respect to certain amounts, percentages and
  financial information specified by the Representatives
which are derived from the general accounting records     of the
Company and its subsidiaries, which appear in     the Prospectus
(excluding documents incorporated by     reference), or in Part
II of, or in exhibits and     schedules to, the Registration
Statement specified by     the Representatives or in documents
incorporated by     reference in the Prospectus specified by the
   Representatives, and have compared certain of such
amounts, percentages and financial information with the
accounting records of the Company and its subsidiaries     and
have found them to be in agreement.

          All references in this Annex II to the Prospectus shall be deemed to refer to the Prospectus (including the documents incorporated by reference therein) as defined in the Underwriting Agreement as of the date of the letter delivered on the date of the Pricing Agreement for purposes of such letter and to the Prospectus as amended or supplemented (including the documents incorporated by reference therein) in relation to the applicable Designated Securities for purposes of the letter delivered at the Time of Delivery for such Designated Securities.